UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08476
                                                    ------------

                    The Gabelli Global Multimedia Trust Inc.
      --------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                              One Corporate Center
                            Rye, New York 10580-1422
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Bruce N. Alpert
                               Gabelli Funds, LLC
                              One Corporate Center
                            Rye, New York 10580-1422
              ----------------------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 1-800-422-3554
                                                          ---------------

                      Date of fiscal year end: December 31
                                              ------------
                   Date of reporting period: December 31, 2006
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                                  Annual Report
                                December 31, 2006

TO OUR SHAREHOLDERS,

      The Sarbanes-Oxley Act requires a fund's principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission on Form N-CSR. This certification would cover the portfolio manager's commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.

      Because we do not want our portfolio managers to eliminate their opinions and/or restrict their commentary to historical facts, we have separated their commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

      Enclosed are the audited financial statements and the investment portfolio as of December 31, 2006.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2006 (A)
              ----------------------------------------------------

                                                                                                                  Since
                                                                                                                Inception
                                                       Quarter    1 Year     3 Year     5 Year      10 Year    (11/15/94)
                                                       -------    ------     ------     ------      -------    ----------
  GABELLI GLOBAL MULTIMEDIA TRUST
    NAV TOTAL RETURN (B) ............................  15.30%     25.83%     13.81%      8.15%      12.80%       12.42%
    INVESTMENT TOTAL RETURN (C) .....................  15.09      27.89      14.89       8.83       13.63        11.76
  Nasdaq Composite Index ............................   6.95       9.52       6.43       4.37        6.46         9.94
  MSCI World Free Index .............................   8.37      20.07      14.68       9.97        7.62        10.76(d)
  Lipper Global Multi-Cap Growth Fund Average .......   8.99      18.15      14.77       9.52       10.31        11.02

(a) RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND THE PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE. WHEN SHARES ARE SOLD, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA PRESENTED. VISIT WWW.GABELLI.COM FOR PERFORMANCE INFORMATION AS OF THE MOST RECENT MONTH END. PERFORMANCE RETURNS FOR LESS THAN ONE YEAR ARE NOT ANNUALIZED. INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES OF THE FUND BEFORE INVESTING. THE NASDAQ
    COMPOSITE AND MORGAN STANLEY CAPITAL INTERNATIONAL ("MSCI") WORLD FREE INDICES ARE UNMANAGED INDICATORS OF STOCK MARKET PERFORMANCE. THE LIPPER AVERAGE REFLECTS THE AVERAGE PERFORMANCE OF OPEN-END MUTUAL FUNDS CLASSIFIED IN THIS PARTICULAR CATEGORY. DIVIDENDS ARE CONSIDERED REINVESTED EXCEPT FOR THE NASDAQ COMPOSITE AND MSCI WORLD FREE INDICES.
(b) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN NET ASSET VALUE PER SHARE ("NAV"), REINVESTMENT OF DISTRIBUTIONS AT NAV ON THE EX-DIVIDEND DATE, AND ADJUSTMENTS FOR RIGHTS OFFERINGS AND ARE NET OF EXPENSES. SINCE INCEPTION RETURN IS BASED ON AN INITIAL NAV OF $7.50.
(c) TOTAL RETURNS AND AVERAGE ANNUAL RETURNS REFLECT CHANGES IN CLOSING MARKET VALUES ON THE NEW YORK STOCK EXCHANGE, REINVESTMENT OF DISTRIBUTIONS, AND ADJUSTMENTS FOR RIGHTS OFFERINGS. SINCE INCEPTION RETURN IS BASED ON AN INITIAL OFFERING PRICE OF $7.50.
(d) FROM NOVEMBER 30, 1994, THE DATE CLOSEST TO THE FUND'S INCEPTION FOR WHICH DATA IS AVAILABLE.
--------------------------------------------------------------------------------

                                          Sincerely yours,

                                          /s/ Bruce N. Alpert

                                          Bruce N. Alpert
                                          President
February 1, 2007

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    SUMMARY OF PORTFOLIO HOLDINGS (UNAUDITED)

The  following  table  presents   portfolio  holdings  as  a  percent  of  total
investments as of December 31, 2006:


Entertainment ........................................  21.8%
Hotels and Gaming ....................................  13.1%
Publishing ...........................................  11.9%
Cable ................................................   8.1%
Broadcasting .........................................   8.0%
Telecommunications: Regional .........................   7.6%
Telecommunications: National .........................   5.1%
Wireless Communications ..............................   4.4%
Consumer Services ....................................   4.0%
Computer Software and Services .......................   2.7%
Equipment ............................................   2.5%
Telecommunications: Long Distance ....................   2.4%
Electronics ..........................................   1.6%
Diversified Industrial ...............................   1.4%
Consumer Products ....................................   1.3%
Satellite ............................................   1.1%
U.S. Government Obligations ..........................   1.0%
Business Services: Advertising .......................   0.9%
Business Services ....................................   0.5%
Energy and Utilities .................................   0.2%
Computer Hardware ....................................   0.2%
Food and Beverage ....................................   0.1%
Closed-End Funds .....................................   0.1%
Real Estate ..........................................   0.0%
Communications Equipment .............................   0.0%
                                                      -------
                                                       100.0%
                                                      =======


THE GABELLI GLOBAL MULTIMEDIA TRUST INC. (THE "FUND") FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q, THE LAST OF WHICH WAS FILED FOR THE QUARTER ENDED SEPTEMBER 30, 2006. SHAREHOLDERS MAY OBTAIN THIS INFORMATION AT WWW.GABELLI.COM OR BY CALLING THE FUND AT 800-GABELLI (800-422-3554). THE FUND'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-800-SEC-0330.


PROXY VOTING

     The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund's proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by
(i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC's website at www.sec.gov.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2006


                                                                      MARKET
   SHARES                                               COST           VALUE
   ------                                               ----           -----

            COMMON STOCKS -- 98.3%
            COPYRIGHT/CREATIVITY COMPANIES -- 45.5%
            BUSINESS SERVICES: ADVERTISING -- 0.9%
   40,000   Clear Channel Outdoor
              Holdings Inc., Cl. A+ ............... $    895,680  $   1,116,400
   20,000   Harte-Hanks Inc. ......................      147,611        554,200
    4,200   Havas SA ..............................       20,733         23,285
    7,000   JC Decaux SA ..........................      165,301        200,330
    2,000   Publicis Groupe .......................       13,971         84,351
    4,000   R. H. Donnelley Corp. .................       47,531        250,920
                                                    ------------  -------------
                                                       1,290,827      2,229,486
                                                    ------------  -------------
            COMPUTER HARDWARE -- 0.2%
    4,000   Apple Computer Inc.+ ..................      259,234        339,360
                                                    ------------  -------------
            COMPUTER SOFTWARE AND SERVICES -- 2.7%
   55,333   Activision Inc.+ ......................      608,560        953,941
    5,000   America Online Latin
              America Inc., Cl. A+ (a) ............        2,150             10
    3,000   Atlus Co. Ltd.+ .......................       17,662         12,201
    9,473   CNET Networks Inc.+ ...................      102,467         86,110
    3,230   EarthLink Inc.+ .......................       45,250         22,933
    5,000   eBay Inc.+ ............................      165,490        150,350
   20,000   Electronic Arts Inc.+ .................    1,033,527      1,007,200
    1,000   EMC Corp.+ ............................        6,600         13,200
      600   Google Inc., Cl. A+ ...................      202,140        276,288
   10,000   Jupitermedia Corp.+ ...................       12,067         79,200
   13,800   Mobius Management
              Systems Inc.+ .......................       88,365         91,770
    5,000   NAVTEQ Corp.+ .........................      192,069        174,850
  150,000   Yahoo! Inc.+ ..........................    4,105,562      3,831,000
                                                    ------------  -------------
                                                       6,581,909      6,699,053
                                                    ------------  -------------
            CONSUMER PRODUCTS -- 1.3%
    5,000   Lenox Group Inc.+ .....................       45,737         32,000
   32,000   Mattel Inc. ...........................      458,690        725,120
    9,500   Nintendo Co. Ltd. .....................    1,941,897      2,466,703
                                                    ------------  -------------
                                                       2,446,324      3,223,823
                                                    ------------  -------------
            ELECTRONICS -- 1.6%
    4,000   IMAX Corp.+ ...........................       32,633         15,040
   12,000   Intel Corp. ...........................      292,420        243,000
    3,570   Royal Philips Electronics
              NV, ADR .............................       29,368        134,161
   10,000   Samsung Electronics Co. Ltd.,
              GDR (b) .............................    1,805,500      3,295,699
    6,000   Sony Corp., ADR .......................      171,471        256,980
    4,000   Zoran Corp.+ ..........................       62,420         58,320
                                                    ------------  -------------
                                                       2,393,812      4,003,200
                                                    ------------  -------------
            ENTERTAINMENT -- 13.8%
  262,500   Aruze Corp. ...........................    6,282,921      7,543,801
    1,161   Corporacion Interamericana de
              Entretenimiento SA de CV,
              Cl. B+ ..............................        2,441          3,600
   22,000   Crown Media Holdings Inc.,
              Cl. A+ ..............................      106,890         79,860
   31,622   EMI Group plc .........................      108,730        164,076
   30,000   EMI Group plc, ADR ....................      394,397        311,184
  210,000   Gemstar-TV Guide
              International Inc.+ .................      977,254        842,100
   70,000   GMM Grammy Public Co. Ltd. ............       55,457         14,020
      481   Henley LP+ (a) ........................            0          1,443
   77,843   Liberty Global Inc., Cl. A+ ...........      968,833      2,269,123

                                                                      MARKET
   SHARES                                               COST           VALUE
   ------                                               ----           -----

   75,000   Liberty Global Inc., Cl. C+ ........... $    906,299  $   2,100,000
   35,500   Liberty Media Corp. -
              Capital, Cl. A+ .....................      798,937      3,478,290
      625   Live Nation Inc.+ .....................        8,666         14,000
  100,000   Shaw Brothers
              (Hong Kong) Ltd. ....................      145,929        173,045
   38,000   Six Flags Inc.+ .......................      182,284        199,120
   70,000   SMG plc ...............................      205,497         90,459
   95,000   The Walt Disney Co. ...................    2,181,416      3,255,650
  200,000   Time Warner Inc. ......................    3,192,596      4,356,000
   70,000   Viacom Inc., Cl. A+ ...................    1,284,029      2,870,700
  157,000   Vivendi ...............................    4,730,673      6,136,585
    6,000   Warner Music Group Corp. ..............      169,352        137,700
    4,000   World Wrestling
              Entertainment Inc., Cl. A ...........       47,930         65,200
                                                    ------------  -------------
                                                      22,750,531     34,105,956
                                                    ------------  -------------
            HOTELS AND GAMING -- 13.1%
    5,000   Aztar Corp.+ ..........................       25,563        272,100
   85,000   Boyd Gaming Corp. .....................    3,390,244      3,851,350
   13,000   Churchill Downs Inc. ..................      409,690        555,620
  150,000   Gaylord Entertainment Co.+ ............    3,753,247      7,639,500
    4,500   Greek Organization of Football
              Prognostics SA ......................       48,690        173,929
    5,000   Harrah's Entertainment Inc. ...........      195,157        413,600
    3,000   Host Hotels & Resorts Inc. ............       61,590         73,650
  118,000   International Game Technology .........    3,529,148      5,451,600
  482,352   Ladbrokes plc .........................    4,839,234      3,950,106
   23,000   Las Vegas Sands Corp.+ ................    1,204,165      2,058,040
   55,000   Magna Entertainment Corp.,
              Cl. A+ ..............................      358,030        248,050
   75,000   Melco PBL Entertainment
              (Macau) Ltd., ADR+ ..................    1,425,000      1,594,500
   75,000   MGM Mirage+ ...........................    2,697,387      4,301,250
   36,900   Pinnacle Entertainment Inc.+ ..........      653,967      1,222,866
    6,000   Starwood Hotels & Resorts
              Worldwide Inc. ......................      151,088        375,000
    1,600   Wyndham Worldwide Corp.+ ..............       44,098         51,232
    2,000   Wynn Resorts Ltd. .....................      151,772        187,700
                                                    ------------  -------------
                                                      22,938,070     32,420,093
                                                    ------------  -------------
            PUBLISHING -- 11.9%
   20,000   Arnoldo Mondadori
              Editore SpA .........................       63,827        209,095
   95,000   Belo Corp., Cl. A .....................    1,494,739      1,745,150
   20,000   Dow Jones & Co. Inc. ..................      769,244        760,000
   16,666   EMAP plc ..............................      207,960        263,501
    8,000   Gannett Co. Inc. ......................      522,713        483,680
    2,900   Idearc Inc.+ ..........................       90,759         83,085
  144,400   Independent News &
              Media plc ...........................      193,226        573,750
      800   John Wiley & Sons Inc., Cl. B .........        5,693         30,888
   11,000   Journal Register Co. ..................      152,354         80,300
   46,000   Lee Enterprises Inc. ..................    1,032,824      1,428,760
   25,653   McClatchy Co., Cl. A ..................      805,510      1,110,775
   25,000   Media General Inc., Cl. A .............    1,263,215        929,250
   25,000   Meredith Corp. ........................      611,044      1,408,750
  100,000   Nation Multimedia Group
              Public Co. Ltd.+ (a) ................       84,677         25,388
  130,000   New Straits Times
              Press Berhad ........................      291,366         85,487
  325,000   News Corp., Cl. A .....................    4,046,619      6,981,000
   40,000   News Corp., Cl. B .....................      396,739        890,400
  150,000   Oriental Press Group Ltd. .............       46,315         27,191

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006


                                                                      MARKET
   SHARES                                               COST           VALUE
   ------                                               ----           -----

            COMMON STOCKS (CONTINUED)
            COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
            PUBLISHING (CONTINUED)
  100,000   Penton Media Inc.+ .................... $     86,720  $      77,000
   10,000   Playboy Enterprises Inc., Cl. A+ ......       97,125        115,300
  974,000   Post Publishing
              Public Co. Ltd. (a) .................       47,100        186,832
  145,000   PRIMEDIA Inc.+ ........................      427,568        245,050
    2,360   Sanoma WSOY Oyj .......................       63,150         66,512
    1,000   Scholastic Corp.+ .....................       16,500         35,840
  251,520   SCMP Group Ltd. .......................      181,457         95,392
  252,671   Singapore Press Holdings Ltd. .........      742,032        705,090
      300   Spir Communication ....................       23,329         45,938
    2,000   Sun-Times Media Group Inc.,
              Cl. A ...............................       26,475          9,820
   15,000   Telegraaf Media Groep NV ..............      285,271        393,043
   64,000   The E.W. Scripps Co., Cl. A ...........    2,887,044      3,196,160
   40,000   The McGraw-Hill
              Companies Inc. ......................    1,243,770      2,720,800
   88,000   The Reader's Digest
              Association Inc. ....................    1,472,419      1,469,600
   84,000   Tribune Co. ...........................    2,731,632      2,585,520
   12,352   United Business Media plc .............      123,270        167,602
    4,000   Wolters Kluwer NV .....................       90,625        115,055
                                                    ------------  -------------
                                                      22,624,311     29,347,004
                                                    ------------  -------------
            TOTAL COPYRIGHT/
              CREATIVITY
              COMPANIES ...........................   81,285,018    112,367,975
                                                    ------------  -------------
            DISTRIBUTION COMPANIES -- 52.8%
            BROADCASTING -- 7.6%
    1,560   Asahi Broadcasting Corp. ..............       62,912        213,147
    6,000   CanWest Global
              Communications Corp.+ ...............       52,330         56,640
   12,000   CanWest Global
              Communications Corp.,
              Cl. A+ ..............................      104,661        114,428
   18,000   CanWest Global
              Communications Corp.,
              Sub-Voting+ .........................       92,011        170,561
   70,000   CBS Corp., Cl. A ......................      820,936      2,185,400
    6,400   Chubu-Nippon Broadcasting
              Co. Ltd. ............................       46,375         69,913
    5,000   Clear Channel
              Communications Inc. .................      207,991        177,700
   20,000   Cogeco Inc. ...........................      388,830        501,822
    1,833   Corus Entertainment Inc.,
              Cl. B, New York .....................        7,463         65,915
    6,500   Corus Entertainment Inc.,
              Cl. B, Toronto ......................       26,464        231,317
    9,000   Cox Radio Inc., Cl. A+ ................       55,500        146,700
   72,271   Discovery Holding Co., Cl. A+ .........      313,544      1,162,840
      166   Emmis Communications Corp.,
              Cl. A ...............................        1,741          1,368
   27,000   Fisher Communications Inc.+ ...........    1,397,238      1,193,670
      228   Fuji Television Network Inc. ..........      526,693        521,121
   20,000   Granite Broadcasting Corp.+ ...........       34,149          2,600
   90,000   Gray Television Inc. ..................    1,009,038        659,700
   10,000   Gray Television Inc., Cl. A ...........      105,542         82,200
   10,000   Grupo Radio Centro SA
              de CV, ADR ..........................       46,871        107,500
   30,000   Hearst-Argyle Television Inc. .........      302,404        765,000
   65,000   ION Media Networks Inc.+ ..............      261,411         32,500
    4,550   Lagardere SCA .........................      100,163        366,378
   40,000   Lin TV Corp., Cl. A+ ..................      685,968        398,000

                                                                      MARKET
   SHARES                                               COST           VALUE
   ------                                               ----           -----

    5,140   Media Prima Berhad .................... $          0  $       3,642
    4,000   Metropole Television SA ...............       35,208        142,882
    7,000   Nippon Television
              Network Corp. .......................    1,078,903      1,038,780
    4,650   NRJ Group .............................       22,694         84,093
    1,000   NTN Buzztime Inc.+ ....................          862          1,370
      500   Radio One Inc., Cl. A+ ................        5,510          3,365
    1,000   Radio One Inc., Cl. D+ ................       11,428          6,740
    1,500   RTL Group (Brussels) ..................       76,363        165,336
    3,500   RTL Group (New York) ..................      113,838        391,327
    1,906   SAGA Communications Inc.,
              Cl. A+ ..............................        9,709         18,317
   79,000   Salem Communications Corp.,
              Cl. A ...............................    1,276,370        944,050
   80,000   Sinclair Broadcast Group Inc.,
              Cl. A ...............................      824,936        840,000
   25,000   Societe Television Francaise 1 ........      249,649        927,662
    5,000   Spanish Broadcasting
              System Inc., Cl. A+ .................       43,950         20,550
   50,000   Television Broadcasts Ltd. ............      187,673        305,337
  110,000   Tokyo Broadcasting
              System Inc. .........................    1,662,133      3,669,594
      258   TV Asahi Corp. ........................      434,628        513,810
  240,000   TV Azteca SA de CV, CPO ...............       67,797        182,172
   26,000   UTV plc ...............................      105,595        186,194
   33,000   Young Broadcasting Inc.,
              Cl. A+ ..............................      303,197         93,060
                                                    ------------  -------------
                                                      13,160,678     18,764,701
                                                    ------------  -------------
            BUSINESS SERVICES -- 0.2%
      800   Avis Budget Group Inc. ................       15,034         17,352
   15,000   BB Holdings Ltd.+ .....................       60,294         56,700
    6,000   Carlisle Group Ltd.+ ..................        9,451         11,983
      500   CheckFree Corp.+ ......................        5,520         20,080
    1,000   Convergys Corp.+ ......................       17,737         23,780
    8,000   Interactive Data Corp. ................       52,250        192,320
    3,000   Moody's Corp. .........................       72,575        207,180
      937   OneSource Services Inc.+ ..............        9,005         11,787
      500   The Dun & Bradstreet Corp.+ ...........        6,320         41,395
    2,500   Traffix Inc. ..........................       12,500         13,700
                                                    ------------  -------------
                                                         260,686        596,277
                                                    ------------  -------------
            CABLE -- 8.1%
   16,578   Austar United
              Communications Ltd.+ ................       20,405         17,273
  200,000   Cablevision Systems Corp.,
              Cl. A+ ..............................    2,097,297      5,696,000
   60,000   Charter Communications Inc.,
              Cl. A+ ..............................      120,900        183,600
   40,400   Cogeco Cable Inc. .....................      828,167      1,125,581
   33,000   Comcast Corp., Cl. A+ .................      951,346      1,396,890
    7,000   Comcast Corp., Cl. A,
              Special+ ............................       53,073        293,160
   15,000   Mediacom Communications
              Corp., Cl. A+ .......................      126,904        120,600
  150,345   Rogers Communications Inc.,
              Cl. B, New York .....................    1,337,141      8,960,562
   19,310   Rogers Communications Inc.,
              Cl. B, Toronto ......................      148,207        574,589
   11,000   Shaw Communications Inc.,
              Cl. B, New York .....................      103,451        348,810
   39,000   Shaw Communications Inc.,
              Cl. B, Toronto ......................      105,571      1,234,395
                                                    ------------  -------------
                                                       5,892,462     19,951,460
                                                    ------------  -------------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006

                                                                      MARKET
    UNITS                                               COST           VALUE
    -----                                               ----           -----

            DISTRIBUTION COMPANIES (CONTINUED)
            CLOSED - END FUNDS -- 0.1%
    4,266   Bell Aliant Regional
              Communications
              Income Fund ......................... $     67,481  $      98,625
    2,538   Bell Aliant Regional
              Communications
              Income Fund+ (b) ....................       40,139         58,667
                                                    ------------  -------------
                                                         107,620        157,292
                                                    ------------  -------------
   SHARES
   ------

            CONSUMER SERVICES -- 4.0%
   46,000   Best Buy Co. Inc. .....................    2,410,756      2,262,740
    4,000   Bowlin Travel Centers Inc.+ ...........        3,022          7,500
   20,000   H&R Block Inc. ........................      258,838        460,800
   90,000   IAC/InterActiveCorp+ ..................    2,330,242      3,344,400
  177,500   Liberty Media Corp. -
              Interactive, Cl. A+ .................    1,103,294      3,828,675
    2,000   Martha Stewart Living
              Omnimedia Inc., Cl. A ...............       16,500         43,800
    4,000   TiVo Inc.+ ............................       27,942         20,480
                                                    ------------  -------------
                                                       6,150,594      9,968,395
                                                    ------------  -------------
            DIVERSIFIED INDUSTRIAL -- 1.4%
   34,000   Bouygues SA ...........................      879,243      2,182,589
   18,432   Contax Participacoes SA, ADR ..........        7,572         16,921
   30,000   General Electric Co. ..................      945,500      1,116,300
    7,700   Hutchison Whampoa Ltd. ................       71,267         78,254
    7,908   Malaysian Resources Corp.
              Berhad+ .............................       41,566          2,331
                                                    ------------  -------------
                                                       1,945,148      3,396,395
                                                    ------------  -------------
            ENERGY AND UTILITIES -- 0.2%
   20,000   El Paso Electric Co.+ .................      160,876        487,400
                                                    ------------  -------------
            ENTERTAINMENT -- 8.0%
    1,000   Blockbuster Inc., Cl. A+ ..............       10,488          5,290
    3,150   British Sky Broadcasting
              Group plc, ADR ......................       56,080        129,780
   12,000   Canal+ Groupe .........................       10,818        118,170
    4,005   Chestnut Hill Ventures+ (a) ...........      241,092         86,002
   30,000   DreamWorks Animation
              SKG Inc., Cl. A+ ....................      722,148        884,700
  510,000   Grupo Televisa SA, ADR ................    7,514,782     13,775,100
  200,000   Rank Group plc ........................    1,018,166        915,357
   13,000   Regal Entertainment Group,
              Cl. A ...............................      179,603        277,160
   13,000   Triple Crown Media Inc.+ ..............      188,013        100,620
  100,000   Univision Communications Inc.,
              Cl. A+ ..............................    3,277,066      3,542,000
                                                    ------------  -------------
                                                      13,218,256     19,834,179
                                                    ------------  -------------
            EQUIPMENT -- 2.5%
    6,000   Agere Systems Inc.+ ...................       62,410        115,020
   13,664   Alcatel-Lucent, ADR ...................      378,802        194,302
   11,000   American Tower Corp., Cl. A+ ..........      131,710        410,080
    1,000   Amphenol Corp., Cl. A .................        7,794         62,080
    6,000   Andrew Corp.+ .........................       26,926         61,380
      416   Avaya Inc.+ ...........................        9,761          5,816
    2,000   CommScope Inc.+ .......................       29,407         60,960
   86,000   Corning Inc.+ .........................      767,639      1,609,060
    1,500   L-3 Communications
              Holdings Inc. .......................       16,500        122,670
   55,000   Motorola Inc. .........................      595,695      1,130,800
    4,000   Nortel Networks Corp.+ ................      172,280        106,916
   12,000   QUALCOMM Inc. .........................       29,959        453,480
   40,000   Sycamore Networks Inc.+ ...............      136,260        150,400
  115,000   Symbol Technologies Inc. ..............    1,695,779      1,718,100

                                                                      MARKET
   SHARES                                               COST           VALUE
   ------                                               ----           -----

    3,000   The Furukawa Electric Co. Ltd. ........ $     22,588  $      18,856
      200   Trestle Holdings Inc.+ ................        2,500             21
                                                    ------------  -------------
                                                       4,086,010      6,219,941
                                                    ------------  -------------
            FOOD AND BEVERAGE -- 0.1%
    5,282   Compass Group plc .....................       37,648         29,992
    1,041   Pernod-Ricard SA ......................      175,354        239,105
                                                    ------------  -------------
                                                         213,002        269,097
                                                    ------------  -------------
            REAL ESTATE -- 0.0%
    2,000   Realogy Corp.+ ........................       41,092         60,640
                                                    ------------  -------------
            SATELLITE -- 1.1%
      300   Asia Satellite Telecommunications
              Holdings Ltd., ADR ..................        5,693          5,490
   40,000   EchoStar Communications
              Corp., Cl. A+ .......................      469,187      1,521,200
    1,000   Lockheed Martin Corp. .................       27,862         92,070
   25,000   Pegasus Communications
              Corp., Cl. A+ .......................      180,390         52,750
    6,000   PT Indosat Tbk, ADR ...................       58,079        231,300
       30   SKY Perfect
              Communications Inc. .................       15,472         18,352
   30,000   The DIRECTV Group Inc.+ ...............      319,551        748,200
                                                    ------------  -------------
                                                       1,076,234      2,669,362
                                                    ------------  -------------
            TELECOMMUNICATIONS: LONG DISTANCE -- 2.4%
   15,000   AT&T Inc. .............................      391,528        536,250
    3,500   Embarq Corp. ..........................      112,988        183,960
   35,000   Philippine Long Distance
              Telephone Co., ADR ..................      597,989      1,789,550
   70,000   Sprint Nextel Corp. ...................    1,142,437      1,322,300
    1,000   Startec Global Communications
              Corp.+ (a) ..........................        4,646              2
  600,000   Telecom Italia SpA ....................    1,660,799      1,813,742
   14,000   Windstream Corp. ......................       64,250        199,080
                                                    ------------  -------------
                                                       3,974,637      5,844,884
                                                    ------------  -------------
            TELECOMMUNICATIONS: NATIONAL -- 5.1%
    9,000   BT Group plc, ADR .....................      375,870        539,010
    5,000   China Telecom Corp. Ltd.,
              ADR .................................      126,250        272,000
    5,000   China Unicom Ltd., ADR ................       38,450         74,450
   39,000   Compania de Telecomunicaciones
              de Chile SA, ADR ....................      647,635        313,170
  158,000   Deutsche Telekom AG, ADR ..............    2,198,641      2,875,600
   50,000   Elisa Oyj .............................      527,900      1,369,547
    3,000   France Telecom SA, ADR ................       48,120         83,100
    3,305   Hellenic Telecommunications
              Organization SA+ ....................       39,578         99,296
      500   Magyar Telekom
              Telecommunications plc,
              ADR+ ................................        9,650         13,975
       20   Nippon Telegraph &
              Telephone Corp. .....................      123,433         98,483
    4,320   PT Telekomunikasi
              Indonesia, ADR ......................       18,513        196,992
    6,000   Rostelecom, ADR .......................       41,408        273,000
   45,000   Swisscom AG, ADR ......................    1,217,835      1,699,200
    2,000   Telecom Corp. of New
              Zealand Ltd., ADR ...................       31,000         53,840
   55,000   Telefonica SA, ADR ....................    1,325,438      3,506,250
   38,000   Telefonos de Mexico SAB de
              CV, Cl. L, ADR ......................      177,884      1,073,880
   18,172   TeliaSonera AB ........................       51,070        149,311
    2,400   Telstra Corp. Ltd., ADR ...............       30,324         39,312
                                                    ------------  -------------
                                                       7,028,999     12,730,416
                                                    ------------  -------------

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006

                                                                      MARKET
   SHARES                                               COST           VALUE
   ------                                               ----           -----

            DISTRIBUTION COMPANIES (CONTINUED)
            TELECOMMUNICATIONS: REGIONAL -- 7.6%
   15,025   Alltel Corp. .......................... $    355,567  $     908,712
   32,025   BCE Inc. ..............................      691,926        864,675
    4,000   Brasil Telecom Participacoes
              SA, ADR .............................      231,475        170,760
   18,000   CenturyTel Inc. .......................      553,860        785,880
   90,000   Cincinnati Bell Inc.+ .................      619,941        411,300
   60,000   Citizens Communications Co. ...........      758,378        862,200
   50,000   Commonwealth Telephone
              Enterprises Inc. ....................    1,136,673      2,093,000
    3,000   Metromedia International
              Group Inc.+ .........................          345          4,410
        8   NTL Inc. ..............................       36,591            202
  230,000   Qwest Communications
              International Inc.+ .................    1,020,084      1,925,100
   18,432   Tele Norte Leste Participacoes
              SA, ADR .............................      244,808        275,006
   10,000   Telecom Argentina SA, Cl. B,
              ADR+ ................................       26,440        200,100
   68,000   Telephone & Data Systems Inc. .........    2,514,820      3,694,440
   50,000   Telephone & Data Systems Inc.,
              Special .............................    1,950,017      2,480,000
   40,000   TELUS Corp. ...........................      722,455      1,835,784
    4,000   Time Warner Telecom Inc.,
              Cl. A+ ..............................       25,000         79,720
   58,000   Verizon Communications Inc. ...........    2,178,207      2,159,920
                                                    ------------  -------------
                                                      13,066,587     18,751,209
                                                    ------------  -------------
            WIRELESS COMMUNICATIONS -- 4.4%
   96,000   America Movil SAB de CV,
              Cl. L, ADR ..........................      517,799      4,341,120
      102   Hutchison Telecommunications
              International Ltd.+ .................           79            257
  240,000   Jasmine International Public
              Co. Ltd.+ (a) .......................        5,040          2,979
      500   NTT DoCoMo Inc. .......................      762,806        789,883
   30,000   Price Communications Corp. ............      292,195        631,500
   10,800   Rural Cellular Corp., Cl. A+ ..........       22,788        141,912
   37,000   SK Telecom Co. Ltd., ADR ..............      828,800        979,760
      330   Tele Norte Celular
              Participacoes SA, ADR ...............        5,098          2,970
      825   Telemig Celular
              Participacoes SA, ADR ...............       23,843         31,556
    3,178   Tim Participacoes SA, ADR .............       38,554        110,022
   30,000   United States Cellular Corp.+ .........    1,127,334      2,087,700
   18,000   Vimpel-Communications,
              ADR+ ................................      120,775      1,421,100
   16,000   Vivo Participacoes SA, ADR ............      233,023         65,600
    8,750   Vodafone Group plc, ADR ...............      168,145        243,075
                                                    ------------  -------------
                                                       4,146,279     10,849,434
                                                    ------------  -------------
            TOTAL DISTRIBUTION
              COMPANIES ...........................   74,529,160    130,551,082
                                                    ------------  -------------
            TOTAL COMMON STOCKS ...................  155,814,178    242,919,057
                                                    ------------  -------------

            PREFERRED STOCKS -- 0.6%
            BROADCASTING -- 0.4%
      800   Granite Broadcasting Corp.,
              12.750% Pfd.+ .......................      331,853         52,000
      100   Gray Television Inc.,
              8.000% Cv. Pfd.,
              Ser. C (a)(c) .......................    1,000,000      1,000,000
                                                    ------------  -------------
                                                       1,331,853      1,052,000
                                                    ------------  -------------

                                                                      MARKET
   SHARES                                               COST           VALUE
   ------                                               ----           -----

            BUSINESS SERVICES -- 0.2%
   11,741   Interep National Radio Sales Inc.,
              4.000% Cv. Pfd.,
              Ser. A+ (a)(c) ...................... $  1,081,571  $     410,938
                                                    ------------  -------------
            TOTAL PREFERRED
              STOCKS ..............................    2,413,424      1,462,938
                                                    ------------  -------------

            RIGHTS -- 0.0%
            BROADCASTING -- 0.0%
    5,140   Media Prima Berhad,
              expire 07/18/08+ ....................        1,352          2,302
                                                    ------------  -------------
            WARRANTS -- 0.0%
            BROADCASTING -- 0.0%
    5,140   Media Prima Berhad,
              expire 07/31/08+ ....................          135          2,258
                                                    ------------  -------------
            BUSINESS SERVICES -- 0.0%
   62,500   Interep National Radio Sales Inc.,
              expire 05/06/07+ (a)(c) .............            0              0
                                                    ------------  -------------
            COMMUNICATIONS EQUIPMENT -- 0.0%
      541   Alcatel-Lucent,
              expire 12/10/07+ ....................          898            168
                                                    ------------  -------------
            PUBLISHING -- 0.0%
   25,000   Nation Multimedia Group plc,
              expire 08/22/07+ ....................            0            205
                                                    ------------  -------------
            TOTAL WARRANTS ........................        1,033          2,631
                                                    ------------  -------------
 PRINCIPAL
   AMOUNT
 ---------

            CONVERTIBLE CORPORATE BONDS -- 0.1%
            BUSINESS SERVICES -- 0.1%
$  50,000   BBN Corp., Sub. Deb. Cv.,
              6.000%, 04/01/12+ (a)(d) ............       49,478              0
  280,000   Trans-Lux Corp., Sub. Deb. Cv.,
              8.250%, 03/01/12 ....................      274,518        273,000
                                                    ------------  -------------
            TOTAL CONVERTIBLE
              CORPORATE BONDS .....................      323,996        273,000
                                                    ------------  -------------

            U.S. GOVERNMENT OBLIGATIONS -- 1.0%
2,427,000   U.S. Treasury Bills,
              4.845% to 5.152%++,
              01/04/07 to 03/08/07 ................    2,409,672      2,410,217
                                                    ------------  -------------
TOTAL INVESTMENTS -- 100.0% ....................... $160,963,655    247,070,145
                                                    ============

OTHER ASSETS AND LIABILITIES (NET) .............................        341,740

PREFERRED STOCK
  (994,100 preferred shares outstanding) .......................    (49,827,500)
                                                                   ------------
NET ASSETS -- COMMON STOCK
  (14,018,353 common shares outstanding) .......................   $197,584,385
                                                                   ============
NET ASSET VALUE PER COMMON SHARE
  ($197,584,385 / 14,018,353 shares outstanding) ...............         $14.09
                                                                         ======

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2006

(a) Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing valuation of comparable securities and other factors on a regular basis. At December 31, 2006, the market value of fair valued securities amounted to $1,713,594 or 0.69% of total investments.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2006, the market value of Rule 144A securities amounted to $3,354,366 or 1.36% of total investments. Except as noted in (c), these securities are liquid.
(c) At December 31, 2006, the Fund held investments in restricted and illiquid securities amounting to $1,410,938 or 0.57% of total investments, which were valued under methods approved by the Board, as follows:

                                                                              12/31/06
 ACQUISITION                                    ACQUISITION  ACQUISITION   CARRYING VALUE
   SHARES       ISSUER                              DATE        COST          PER UNIT
  -------       ------                          -----------  -----------   --------------
      100   Gray Television Inc.,
              8.000% Cv. Pfd., Ser. C ............ 04/22/02  $1,000,000   $10,000.0000
   11,741   Interep National Radio Sales Inc.,
              4.000% Cv. Pfd., Ser. A ............ 05/03/02   1,081,571        35.0003
   62,500   Interep National Radio Sales Inc.
              Warrants expire 05/06/07 ........... 05/03/02          --             --

(d) Security in default.
 +  Non-income producing security.
++  Represents annualized yield at date of purchase.
ADR American Depository Receipt
GDR Global Depository Receipt
CPO Ordinary Participation Certificate

                                            % OF
                                            MARKET           MARKET
                                            VALUE            VALUE
                                            -----            -----
GEOGRAPHIC DIVERSIFICATION
North America ............................   67.7%        $167,354,865
Europe ...................................   13.4           33,080,014
Latin America ............................    8.4           20,839,103
Japan ....................................    7.0           17,231,625
Asia/Pacific .............................    3.5            8,564,538
                                            ------        ------------
                                            100.0%        $247,070,145
                                            ======        ============




                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006

ASSETS:
  Investments, at value (cost $160,963,655) ......... $247,070,145
  Cash ..............................................       24,165
  Unrealized appreciation on swap contracts .........      744,235
  Receivable for investments sold ...................      717,024
  Dividends and interest receivable .................      244,154
  Prepaid expense ...................................       10,770
                                                      ------------
  TOTAL ASSETS ......................................  248,810,493
                                                      ------------
LIABILITIES:
  Foreign currency, at value (cost $738) ............          726
  Payable for investments purchased .................      357,691
  Payable for investment advisory fees ..............      664,976
  Payable for shareholder communications expenses ...      106,697
  Payable for legal and audit fees ..................       67,114
  Distributions payable .............................       42,883
  Payable for payroll expenses ......................       33,356
  Payable for accounting fees .......................        7,482
  Other accrued expenses ............................      117,683
                                                      ------------
  TOTAL LIABILITIES .................................    1,398,608
                                                      ------------
PREFERRED STOCK:
  Series B Cumulative  Preferred Stock (6.00%, $25
    liquidation value, $0.001 par value, 1,000,000
    shares authorized with 993,100 shares issued
    and outstanding) ................................   24,827,500
  Series C Cumulative Preferred Stock (Auction Rate,
    $25,000 liquidation value, $0.001 par value, 1,000
    shares authorized with 1,000 shares issued
    and outstanding) ................................   25,000,000
                                                      ------------
  TOTAL PREFERRED STOCK .............................   49,827,500
                                                      ------------
  NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK SHAREHOLDERS .............................. $197,584,385
                                                      ============
NET ASSETS ATTRIBUTABLE TO COMMON STOCK
  SHAREHOLDERS CONSIST OF:
  Paid-in capital, at $0.001 par value .............. $116,184,102
  Accumulated distributions in excess of net
    investment income ...............................      (50,664)
  Accumulated distributions in excess of net realized
    gain on investments, swap contracts, and foreign
    currency transactions ...........................   (5,400,895)
  Net unrealized appreciation on investments ........   86,106,490
  Net unrealized appreciation on swap contracts .....      744,235
  Net unrealized appreciation on foreign
    currency translations ...........................        1,117
                                                      ------------
  NET ASSETS ........................................ $197,584,385
                                                      ============
NET ASSET VALUE PER COMMON SHARE
  ($197,584,385 / 14,018,353 shares outstanding;
  196,750,000 shares authorized) ....................       $14.09
                                                            ======

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2006

INVESTMENT INCOME:
  Dividends (net of foreign taxes of $166,956) ......  $ 6,201,681
  Interest ..........................................      678,620
                                                       -----------
  TOTAL INVESTMENT INCOME ...........................    6,880,301
                                                       -----------
EXPENSES:
  Investment advisory fees ..........................    2,231,105
  Shareholder communications expenses ...............      240,223
  Payroll expenses ..................................      139,047
  Shareholder services fees .........................       98,341
  Legal and audit fees ..............................       79,171
  Directors' fees ...................................       64,000
  Auction agent fees ................................       62,400
  Custodian fees ....................................       50,183
  Accounting fees ...................................       45,000
  Interest expenses .................................          180
  Miscellaneous expenses ............................      100,947
                                                       -----------
  TOTAL EXPENSES ....................................    3,110,597
  Less: Custodian fee credits .......................       (3,398)
                                                       -----------
  NET EXPENSES ......................................    3,107,199
                                                       -----------
  NET INVESTMENT INCOME .............................    3,773,102
                                                       -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, SWAP CONTRACTS, AND FOREIGN CURRENCY:
  Net realized gain on investments ..................    7,054,903
  Net realized gain on swap contracts ...............      323,920
  Net realized gain on foreign currency transactions        16,843
                                                       -----------
  Net realized gain on investments, swap contracts,
    and foreign currency transactions ...............    7,395,666
                                                       -----------
  Net change in unrealized appreciation/depreciation:
    on investments ..................................   33,019,217
    on swap contracts ...............................       (7,964)
    on foreign currency translations ................        1,456
                                                       -----------
  Net change in unrealized appreciation/depreciation
    on investments, swap contracts, and foreign
    currency translations ...........................   33,012,709
                                                       -----------
  NET REALIZED AND UNREALIZED GAIN (LOSS) ON
    INVESTMENTS, SWAP CONTRACTS, AND
    FOREIGN CURRENCY ................................   40,408,375
                                                       -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .................................   44,181,477
                                                       -----------
  Total Distributions to Preferred Stock Shareholders   (2,714,532)
                                                       -----------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
    STOCK SHAREHOLDERS RESULTING FROM OPERATIONS ....  $41,466,945
                                                       ===========

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

     STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

                                                                                                   YEAR ENDED        YEAR ENDED
                                                                                               DECEMBER 31, 2006  DECEMBER 31, 2005
                                                                                               -----------------  -----------------
OPERATIONS:
  Net investment income ........................................................................  $  3,773,102      $  2,412,302
  Net realized gain on investments, swap contracts, and foreign currency transactions ..........     7,395,666         8,234,978
  Net change in unrealized appreciation/depreciation on investments, swap contracts,
    and foreign currency translations ..........................................................    33,012,709        (7,290,669)
                                                                                                  ------------      ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................................    44,181,477         3,356,611
                                                                                                  ------------      ------------
DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS:
  Net investment income ........................................................................      (994,550)         (465,820)
  Net realized short-term gain on investments, swap contracts and foreign currency transactions        (52,708)          (31,123)
  Net realized long-term gain on investments, swap contracts and foreign currency transactions      (1,667,274)       (1,809,325)
                                                                                                  ------------      ------------
  TOTAL DISTRIBUTIONS TO PREFERRED STOCK SHAREHOLDERS ..........................................    (2,714,532)       (2,306,268)
                                                                                                  ------------      ------------
  NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
    RESULTING FROM OPERATIONS ..................................................................    41,466,945         1,050,343
                                                                                                  ------------      ------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ........................................................................    (3,235,705)       (1,704,816)
  Net realized short-term gain on investments, swap contracts and foreign currency transactions       (171,483)         (113,906)
  Net realized long-term gain on investments, swap contracts and foreign currency transactions      (5,424,374)       (6,621,797)
                                                                                                  ------------      ------------
  TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS ...................................................    (8,831,562)       (8,440,519)
                                                                                                  ------------      ------------
FUND SHARE TRANSACTIONS:
  Net decrease from repurchase of common shares ................................................      (130,462)       (1,437,218)
  Offering costs for preferred shares charged to paid-in capital ...............................            --            (5,050)
                                                                                                  ------------      ------------
  NET DECREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS ......................................      (130,462)       (1,442,268)
                                                                                                  ------------      ------------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS ....................    32,504,921        (8,832,444)
NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS:
  Beginning of period ..........................................................................   165,079,464       173,911,908
                                                                                                  ------------      ------------
  End of period (including undistributed net investment income of $0 and $98,776, respectively)   $197,584,385      $165,079,464
                                                                                                  ============      ============


                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION. The Gabelli Global Multimedia Trust Inc. (the "Fund") is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund commenced investment operations on November 15, 1994. The Fund's primary objective is long-term growth of capital with income as a secondary objective.

     The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the "80% Policy"). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with United States ("U.S.") generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market's official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the "Board") so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser").

     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities' fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

     In September 2006, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards ("SFAS") 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At this time, management is in the process of reviewing the requirements of SFAS 157 against its current valuation policies to determine future applicability.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2006, there were no open repurchase agreements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      SWAP AGREEMENTS. The Fund may enter into interest rate swap or cap transactions. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Swap agreements may involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Series C Preferred Stock. In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk. Depending on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such a default could negatively affect the Fund's ability to make dividend payments for Series C Preferred Stock. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on Series C Preferred Stock.

     Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     The Fund has entered into two interest rate swap agreements with Citibank N.A. Under the agreements, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swaps at December 31, 2006 are as follows:

  NOTIONAL                     FLOATING RATE*        TERMINATION     UNREALIZED
   AMOUNT      FIXED RATE   (RATE RESET MONTHLY)         DATE       APPRECIATION
   ------      ----------   --------------------         ----       ------------
$10,000,000       4.320%            5.35%           April 4, 2013    $371,117
 15,000,000       3.270             5.35            April 4, 2008     373,118

----------------------------------
* Based on Libor (London Interbank Offered Rate).

     FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, which are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

     There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. At December 31, 2006, there were no open futures contracts.

     FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. At December 31, 2006, there were no open forward foreign exchange contracts.

     FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

     FOREIGN SECURITIES. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

     FOREIGN TAXES. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

     RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.

     CUSTODIAN FEE CREDITS AND INTEREST EXPENSE. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as "custodian fee credits". When cash balances are overdrawn, the Fund is charged an overdraft fee of 2.00% above the Federal Funds rate on outstanding balances. This amount, if any, would be shown as "interest expense" in the Statement of Operations.

     DISTRIBUTIONS TO SHAREHOLDERS. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with Federal income tax regulations, which may differ from income and capital gains as determined under U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the net asset value ("NAV") of the Fund. For the fiscal year ended December 31, 2006, reclassifications were made to increase accumulated net investment income by $307,713 and to increase accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $307,713.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     Distributions to shareholders of the Fund's 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock ("Cumulative Preferred Stock") are recorded on a daily basis and are determined as described in Note 5.

     The tax character of distributions paid during the fiscal years ended December 31, 2006 and December 31, 2005 was as follows:

                                                      YEAR ENDED                     YEAR ENDED
                                                   DECEMBER 31, 2006              DECEMBER 31, 2005
                                               -------------------------       -------------------------
                                                 COMMON       PREFERRED         COMMON        PREFERRED
                                               ----------     ----------       ----------     ----------
 DISTRIBUTIONS PAID FROM:
 Ordinary income
   (inclusive of short-term capital gains) ..  $3,407,188     $1,047,258       $1,818,722     $  496,943
 Net long-term capital gains ................   5,424,374      1,667,274        6,621,797      1,809,325
                                               ----------     ----------       ----------     ----------
 Total distributions paid ...................  $8,831,562     $2,714,532       $8,440,519     $2,306,268
                                               ==========     ==========       ==========     ==========

     PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for Federal income taxes is required.

     At December 31, 2006, the difference between book basis and tax basis unrealized appreciation was primarily due to deferral of losses from wash sales and basis adjustments based on prior year tax elections.

     As of December 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

       Net unrealized appreciation on investments .......................... $80,707,455
       Net unrealized appreciation on foreign currency and swap contracts ..     714,227
       Other temporary differences .........................................     (21,399)
                                                                             -----------
       Total accumulated earnings .......................................... $81,400,283
                                                                             ===========

     The following summarizes the tax cost of investments, swap contracts, and the related unrealized appreciation/(depreciation) at December 31, 2006:

                                                    GROSS              GROSS         NET UNREALIZED
                                                 UNREALIZED         UNREALIZED        APPRECIATION/
                                    COST        APPRECIATION       DEPRECIATION      (DEPRECIATION)
                                    ----       --------------     --------------    ----------------
    Investments .............. $166,362,690      $90,849,892      $(10,142,437)       $80,707,455
    Swap contracts ...........           --          713,110                --            713,110
                                                 -----------      ------------        -----------
                                                 $91,563,002      $(10,142,437)       $81,420,565
                                                 ===========      ============        ===========

     In July 2006, the FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109" ("the Interpretation"). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is required to be implemented for the Fund no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. Management has begun to evaluate the application of the Interpretation to the Fund, and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

3. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund's average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio and oversees the administration of all aspects of the Fund's business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the fiscal year.

     The Fund's total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the year ended December 31, 2006, the Fund's total return on the NAV of the common shares exceeded the stated dividend rate or net swap expense of all outstanding Preferred Stock. Thus, management fees were accrued on these assets.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     During the fiscal year ended December 31, 2006, the Fund paid brokerage commissions of $38,843 to Gabelli & Company, Inc. ("Gabelli & Company"), an affiliate of the Adviser.

     The cost of calculating the Fund's NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the fiscal year ended December 31, 2006, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund's NAV.

     The Fund is assuming its portion of the allocated cost of the Gabelli Funds' Chief Compliance Officer in the amount of $5,065 for the year ended December 31, 2006, which is included in payroll expenses in the Statement of Operations.

     The Fund pays each Director that is not considered to be an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the fiscal year ended December 31, 2006, other than short-term and U.S. Government securities, aggregated $34,992,506 and $20,715,154, respectively.

5. CAPITAL. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,700,000 shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2006, the Fund repurchased 12,400 shares of its common stock in the open market at a cost of $130,462 and an average discount of approximately 12.49% from its NAV. All shares of common stock repurchased have been retired.

     Transactions in common stock were as follows:

                                                                         YEAR ENDED                           YEAR ENDED
                                                                      DECEMBER 31, 2006                    DECEMBER 31, 2005
                                                                   -----------------------              ---------------------
                                                                   Shares           Amount              Shares          Amount
                                                                   ------           ------              ------          ------
Net decrease from repurchase of common shares ..............      (12,400)       $(130,462)            (139,500)     $(1,437,218)

     The Fund's Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Cumulative Preferred Stock. The Cumulative Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Cumulative Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B and Series C Auction Rate Cumulative Preferred Stock at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund's ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund's assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

     On March 31, 2003, the Fund received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock. Commencing April 2, 2008 and thereafter, the Fund, at its option, may redeem the 6.00% Series B Cumulative Preferred Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of 6.00% Series B Cumulative Preferred Stock in the open market at prices less than the $25 liquidation value of the Cumulative Preferred Stock. During the fiscal year ended December 31, 2006, the Fund did not repurchase any shares of 6.00% Series B Cumulative Preferred Stock. At December 31, 2006, 993,100 shares of 6.00% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $24,827.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     On March 31, 2003, the Fund received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Auction Rate Cumulative Preferred Stock. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. The dividend rates of Series C Auction Rate Cumulative Preferred Stock ranged from 4.18% to 5.26% for the fiscal year ended December 31, 2006. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Series C Auction Rate Cumulative Preferred Stock shareholders may also trade shares in the secondary market. The Fund, at its option, may redeem the Series C Auction Rate Cumulative Preferred Stock in whole or in part at the redemption price at any time. During the fiscal year ended December 31, 2006, the Fund did not redeem any shares of Series C Auction Rate Cumulative Preferred Stock. At December 31, 2006, 1,000 shares of Series C Auction Rate Cumulative Preferred Stock were outstanding with an annualized dividend rate of 5.26% per share and accrued dividends amounted to $18,056.

     The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund's outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities are required to approve certain other actions, including changes in the Fund's investment objectives or fundamental investment policies.

6. INDUSTRY CONCENTRATION. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. INDEMNIFICATIONS. The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. OTHER MATTERS. The Adviser and/or affiliates received subpoenas from the Attorney General of the State of New York and the SEC requesting information on mutual fund share trading practices involving certain funds managed by the Adviser. GAMCO Investors, Inc. ("GAMCO"), the Adviser's parent company, responded to these requests for documents and testimony. In June 2006, GAMCO began discussions with the SEC regarding a possible resolution of their inquiry. In February 2007, the Adviser made an offer of settlement to the staff of the SEC for communication to the Commission for its consideration to resolve this matter. This offer of settlement is subject to agreement regarding the specific language of the SEC's administrative order and other settlement documents. On a separate matter, in September 2005, the Adviser was informed by the staff of the SEC that the staff may recommend to the Commission that an administrative remedy and a monetary penalty be sought from the Adviser in connection with the actions of two of seven closed-end funds managed by the Adviser relating to Section
19(a) and Rule 19a-1 of the 1940 Act. These provisions require registered investment companies to provide written statements to shareholders when a dividend is made from a source other than net investment income. While the two closed-end funds sent annual statements and provided other materials containing this information, the funds did not send written statements to shareholders with each distribution in 2002 and 2003. The Adviser believes that all of the funds are now in compliance. The Adviser believes that these matters would have no effect on the Fund or any material adverse effect on the Adviser or its ability to manage the Fund. The staff's notice to the Adviser did not relate to the Fund.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A COMMON SHARE
  OUTSTANDING THROUGHOUT EACH PERIOD:                                                    YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------------
                                                                  2006           2005          2004           2003        2002
                                                                --------        -------      --------       -------    ---------
OPERATING PERFORMANCE:
  Net asset value, beginning of period .......................  $  11.77        $ 12.27      $  10.56       $  7.67    $   10.52
                                                                --------        -------      --------       -------    ---------
  Net investment income (loss) ...............................      0.29           0.16          0.04         (0.03)       (0.00)(e)
  Net realized and unrealized gain (loss) on investments,
    swap contracts
    and foreign currency transactions ........................      2.85           0.09          1.79          3.14        (2.68)
                                                                --------        -------      --------       -------    ---------
  TOTAL FROM INVESTMENT OPERATIONS ...........................      3.14           0.25          1.83          3.11        (2.68)
                                                                --------        -------      --------       -------    ---------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:(A)
  Net investment income ......................................     (0.07)         (0.03)        (0.04)           --           --
  Net realized gain on investments, swap contracts and foreign
    currency transactions ....................................     (0.12)         (0.13)        (0.09)        (0.13)       (0.17)
                                                                --------        -------      --------       -------    ---------
  Total distributions to preferred shareholders ..............     (0.19)         (0.16)        (0.13)        (0.13)       (0.17)
                                                                --------        -------      --------       -------    ---------
  NET INCREASE (DECREASE) IN NET ASSETS ATTRIBUTABLE TO COMMON
    SHAREHOLDERS RESULTING FROM OPERATIONS ...................      2.95           0.09          1.70          2.98        (2.85)
                                                                --------        -------      --------       -------    ---------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
  Net investment income ......................................     (0.23)         (0.12)           --            --           --
  Net realized gain on investments, swap contracts and foreign
    currency transactions ....................................     (0.40)         (0.48)           --            --           --
                                                                --------        -------      --------       -------    ---------
  Total distributions to common shareholders .................     (0.63)         (0.60)           --            --           --
                                                                --------        -------      --------       -------    ---------
FUND SHARE TRANSACTIONS:
  Increase in net asset value from repurchase of common shares      0.00(e)        0.01          0.01          0.01         0.00(e)
  Increase in net asset value from repurchase of preferred shares     --             --          0.00(e)         --           --
  Offering expenses charged to paid-in capital ...............        --          (0.00)(e)        --         (0.10)          --
                                                                --------        -------      --------       -------    ---------
  Total fund share transactions ..............................      0.00(e)        0.01          0.01         (0.09)        0.00(e)
                                                                --------        -------      --------       -------    ---------
  NET ASSET VALUE ATTRIBUTABLE TO COMMON
    SHAREHOLDERS, END OF PERIOD ..............................  $  14.09        $ 11.77      $  12.27       $ 10.56     $   7.67
                                                                ========        =======      ========       =======     ========
  NAV total return + .........................................     26.65%           1.6%         16.2%         37.7%       (27.1)%
                                                                ========        =======      ========       =======     ========
  Market value, end of period ................................  $  12.27        $ 10.15      $  10.68       $  9.07     $   6.40
                                                                ========        =======      ========       =======     ========
  Investment total return ++ .................................     27.89%          0.7%          17.8%         41.7%       (29.0)%
                                                                ========        =======      ========       =======     ========
RATIOS AND SUPPLEMENTAL DATA:
  Net assets including liquidation value of preferred shares,
    end of period (in 000's) .................................  $247,412       $214,907      $223,739      $200,195     $132,683
  Net assets attributable to common shares, end of period
    (in 000's) ...............................................  $197,584       $165,079      $173,912      $150,195     $109,533
  Ratio of net investment income (loss) to average net assets attributable to common shares before preferred share
    distributions ............................................      2.17%          1.44%         0.71%        (0.36)%      (0.04)%
  Ratio of operating expenses to average net assets attributable
    to common shares net of advisory fee reduction, if any ...      1.79%(d)       1.55%(d)      1.87%         1.81%        1.46%
  Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory
    fee reduction, if any ....................................      1.39%(d)       1.20%(d)      1.41%         1.35%        1.18%
  Portfolio turnover rate ....................................       9.8%          12.4%          7.5%         10.9%        16.6%

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)

SELECTED DATA FOR A COMMON SHARE
  OUTSTANDING THROUGHOUT EACH PERIOD:                                                    YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------------------------------
                                                                  2006           2005          2004           2003        2002
                                                                --------        -------      --------       -------    ---------
PREFERRED STOCK:
  7.92% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...............         --             --            --             --      $23,150
  Total shares outstanding (in 000's) .......................         --             --            --             --          926
  Liquidation preference per share ..........................         --             --            --             --      $ 25.00
  Average market value (b) ..................................         --             --            --             --      $ 25.75
  Asset coverage per share ..................................         --             --            --             --      $143.29
  6.00% CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...............   $ 24,828       $ 24,828      $ 24,828       $ 25,000           --
  Total shares outstanding (in 000's) .......................        993            993           993          1,000           --
  Liquidation preference per share ..........................   $  25.00       $  25.00      $  25.00       $  25.00           --
  Average market value (b) ..................................   $  24.12       $  25.00      $  24.84       $  25.28           --
  Asset coverage per share ..................................   $ 124.13       $ 107.83      $ 112.26       $ 100.10           --
  AUCTION RATE CUMULATIVE PREFERRED STOCK
  Liquidation value, end of period (in 000's) ...............   $ 25,000       $ 25,000      $ 25,000       $ 25,000           --
  Total shares outstanding (in 000's) .......................          1              1             1              1           --
  Liquidation preference per share ..........................   $ 25,000       $ 25,000      $ 25,000       $ 25,000           --
  Average market value (b) ..................................   $ 25,000       $ 25,000      $ 25,000       $ 25,000           --
  Asset coverage per share ..................................   $124,134       $107,825      $112,257       $100,097           --
  ASSET COVERAGE (C) ........................................        497%           431%          449%           400%         573%

+ Based on net asset value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan.
++ Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund's dividend reinvestment plan.
(a) Calculated based upon average common shares outstanding on the record dates throughout the year.
(b) Based on weekly prices.
(c) Asset coverage is calculated by combining all series of preferred stock.
(d) For the fiscal years ended December 31, 2006 and 2005, the effect of the custodian fee credits was minimal.
(e) Amount represents less than $0.005 per share.

                 See accompanying notes to financial statements.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




To the Board of Directors and Shareholders of The Gabelli Global Multimedia Trust Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Global Multimedia Trust Inc. (hereafter referred to as the "Fund") at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 28, 2007

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                     ADDITIONAL FUND INFORMATION (UNAUDITED)

      The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Directors and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Multimedia Trust Inc. at One Corporate Center, Rye, NY 10580-1422.

                           TERM OF     NUMBER OF
                         OFFICE AND   FUNDS IN FUND
 NAME, POSITION(S)       LENGTH OF       COMPLEX
    ADDRESS 1               TIME       OVERSEEN BY        PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
     AND AGE              SERVED 2      DIRECTOR           DURING PAST FIVE YEARS               HELD BY DIRECTOR 5
     -------            ------------  ------------         ----------------------             ----------------------
INTERESTED DIRECTORS 3:
-----------------------
MARIO J. GABELLI        Since 1994**       24    Chairman of the Board and Chief Executive  Director of Morgan Group
Director and                                     Officer of GAMCO Investors, Inc. and       Holdings, Inc. (transportation
Chief Investment Officer                         Chief Investment Officer - Value           services); Chairman of the
Age: 64                                          Portfolios of Gabelli Funds, LLC           Board of Lynch Interactive
                                                 and GAMCO Asset Management Inc.;           Corporation (multimedia and
                                                 Director/Trustee or Chief Investment       communication services company)
                                                 Officer of other registered investment
                                                 companies in the Gabelli Funds complex;
                                                 Chairman and Chief Executive
                                                 Officer of GGCP, Inc.

INDEPENDENT DIRECTORS 6:
------------------------
THOMAS E. BRATTER       Since 1994**         3   Director, President and Founder of The                     --
Director                                         John Dewey Academy (residential college
Age: 67                                          preparatory therapeutic high school)

ANTHONY J. COLAVITA 4   Since 2001**        34   Partner in the law firm of                                 --
Director                                         Anthony J. Colavita, P.C.
Age: 71

JAMES P. CONN 4         Since 1994*         15   Former Managing Director and Chief          Director of First
Director                                         Investment Officer of Financial             Republic Bank (banking)
Age: 68                                          Security Assurance Holdings
                                                 Ltd. (insurance holding company)
                                                 (1992-1998)

FRANK J. FAHRENKOPF JR. Since 1999***        5   President and Chief Executive               Director of First
Director                                         Officer of the American Gaming              Republic Bank (banking)
Age: 67                                          Association; Co-Chairman of the
                                                 Commission on Presidential Debates;
                                                 Former Chairman of the Republican
                                                 National Committee (1983-1989)

ANTHONY R. PUSTORINO    Since 1994*         14   Certified Public Accountant; Professor      Director of The LGL
Director                                         Emeritus, Pace University                   Group, Inc. (diversified
Age: 81                                                                                      manufacturing)

WERNER J. ROEDER, MD    Since 1999***       23   Director of Lawrence Hospital                              --
Director                                         and practicing private physician
Age: 66

SALVATORE J. ZIZZA      Since 1994***       25   Chairman of Hallmark Electrical             Director of Hollis-Eden
Director                                         Supplies Corp. (distribution of             Pharmaceuticals (biotechnology)
Age: 61                                          electrical supplies)                        and Earl Scheib, (automotive
                                                                                             services)

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
               ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)

                              TERM OF
                            OFFICE AND
NAME, POSITION(S)            LENGTH OF
    ADDRESS 1                   TIME                      PRINCIPAL OCCUPATION(S)
     AND AGE                  SERVED 2                    DURING PAST FIVE YEARS
----------------            -----------                   ----------------------
OFFICERS:
---------
BRUCE N. ALPERT             Since 2003    Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC
President                                 since 1988 and an officer of all of the registered investment companies in the
Age: 55                                   Gabelli Funds complex. Director and President of the Gabelli Advisers, Inc.
                                          since 1998

LAURISSA M. MARTIRE         Since 2004    Vice President of The Gabelli Convertible and Income Securities Fund Inc.
Vice President                            since 2004; Assistant Vice President of GAMCO Investors, Inc. since 2003;
Age: 30                                   Prior to 2003, Sales Assistant for GAMCO Investors, Inc.

LOAN P. NGUYEN              Since 2004    Vice President of The Gabelli Equity Trust Inc. since 2006; Assistant Vice
Vice President and Ombudsman              President of GAMCO Investors, Inc. since 2006; Portfolio Administrator for
Age: 24                                   Gabelli Funds, LLC during 2004; Student at Boston College prior to 2004

JAMES E. MCKEE              Since 1995    Vice President, General Counsel and Secretary of GAMCO Investors, Inc.
Secretary                                 since 1999 and GAMCO Asset Management Inc. since 1993; Secretary of
Age: 43                                   all of the registered investment companies in the Gabelli Funds complex

AGNES MULLADY               Since 2006    Treasurer of all of the registered investment companies in the Gabelli Funds complex;
Treasurer                                 Senior Vice President of U.S. Trust Company, N.A. and Treasurer and Chief Financial
Age: 48                                   Officer of Excelsior Funds from 2004 through 2005; Chief Financial Officer of AMIC
                                          Distribution Partners from 2002 through 2004; Controller of Reserve Management
                                          Corporation and Reserve Partners, Inc. and Treasurer of Reserve Funds from 2000 through 2002

PETER D. GOLDSTEIN          Since 2004    Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief
Chief Compliance Officer                  Compliance Officer of all of the registered investment companies in the Gabelli
Age: 53                                   Funds complex; Vice President of Goldman Sachs Asset Management from
                                          2000 through 2004

1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 The Fund's Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
  * - Term expires at the Fund's 2009 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
  ** - Term expires at the Fund's 2007 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
  ***- Term expires at the Fund's 2008 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
  Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Gabelli is considered an "interested person" because of his affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser, and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of common shares of the Fund.
4 Represents holders of the Fund's Preferred Stock.
5 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. public companies) or other investment companies registered under the 1940 Act.
6 Directors who are not interested persons are considered "Independent"
  Directors.

CERTIFICATIONS

      The Fund's Chief Executive Officer has certified to the New York Stock Exchange ("NYSE") that, as of June 12, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                       INCOME TAX INFORMATION (UNAUDITED)
                                DECEMBER 31, 2006

CASH DIVIDENDS AND DISTRIBUTIONS
                                    TOTAL AMOUNT    ORDINARY     LONG-TERM    DIVIDEND
              PAYABLE     RECORD        PAID       INVESTMENT     CAPITAL   REINVESTMENT
               DATE        DATE     PER SHARE (E)    INCOME        GAINS        PRICE
              -------     ------    -------------  ----------    ---------  ------------
COMMON SHARES
              03/27/06   03/17/06     $0.13000      $0.05304     $0.07696    $10.47800
              06/26/06   06/16/06      0.13000       0.04938      0.08062     10.18210
              09/25/06   09/15/06      0.13000       0.04938      0.08062     10.86830
              12/18/06   12/13/06      0.24000       0.09117      0.14883     12.24200
                                      --------      --------     --------
                                      $0.63000      $0.24297     $0.38703
                                      --------      --------     --------
6.00% PREFERRED SHARES
              03/27/06   03/20/06     $0.37500      $0.15120     $0.22380
              06/26/06   06/19/06      0.37500       0.14250      0.23250
              09/26/06   09/19/06      0.37500       0.14250      0.23250
              12/26/06   12/18/06      0.37500       0.14250      0.23250
                                      --------      --------     --------
                                      $1.50000      $0.57870     $0.92130
                                      --------      --------     --------

AUCTION RATE PREFERRED SHARES
    Auction Rate Preferred Shares pay dividends weekly based on a rate set at auction, usually held every seven days. The percentage of 2006 distributions derived from long-term capital gains for the Auction Rate Preferred Shares was 62.65%.

    A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2006 tax returns. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long-term gain distributions for the fiscal year ended December 31, 2006 were $7,091,648, or the maximum allowable.

CORPORATE DIVIDENDS RECEIVED DEDUCTION, QUALIFIED DIVIDEND INCOME AND U.S. GOVERNMENT SECURITIES INCOME

    The Fund paid to common and 6.00% Series B Preferred shareholders ordinary income dividends of $0.24297 and $0.57870 per share, respectively, in 2006. The Fund paid weekly distributions to Series C Auction Rate Preferred shareholders at varying rates throughout the year, including an ordinary income dividend totaling $471.54481 per share in 2006. For the year ended December 31, 2006, 50.18% of the ordinary dividend qualified for the dividend received deduction available to corporations, and 100% of the ordinary income distribution was qualified dividend income. The percentage of ordinary income dividends paid by the Fund during 2006 derived from U.S. Treasury Securities was 7.69%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government Securities. The Fund did not meet this strict requirement in 2006. The percentage of U.S. Government Securities held as of December 31, 2006 was 0.97%.

                                                HISTORICAL DISTRIBUTION SUMMARY

                                            SHORT-          LONG-
                                             TERM           TERM       NON-TAXABLE                        ADJUSTMENT
                         INVESTMENT         CAPITAL        CAPITAL      RETURN OF          TOTAL              TO
                           INCOME          GAINS(B)         GAINS        CAPITAL     DISTRIBUTIONS(E)     COST BASIS
                           ------          --------         -----        -------     ----------------     ----------
    2006                 $0.23073          $0.01224       $0.38703           --        $0.63000                --
    2005                  0.12450           0.00800        0.46750           --         0.60000                --
    2004                       --                --             --           --              --                --
    2003                       --                --             --           --              --                --
    2002                       --                --             --           --              --                --
    2001                  0.00580           0.01060        0.04360           --         0.06000                --
    2000(a)               0.16300           0.20880        1.20320           --         1.57500                --
    1999                       --           1.28340        2.33660           --         3.62000                --
    1998                       --           0.19950        0.60050           --         0.80000                --
    1997                  0.00580           0.26820        0.57600           --         0.85000                --
    1996                  0.01030           0.07900        0.28570           --         0.37500                --
    1995(c)               0.07880           0.15290        0.01830           --         0.25000                --
    1994                  0.03050           0.00100        0.00140     $0.01710         0.05000          $0.01710(d)

 6.00% PREFERRED STOCK
    2006                 $0.54940          $0.02930       $0.91230           --        $1.50000                --
    2005                  0.31120           0.02000        1.16880           --         1.50000                --
    2004                  0.41320           0.28440        0.80240           --         1.50000                --
    2003                       --                --        1.10420           --         1.10420                --

AUCTION RATE PREFERRED STOCK
    2006               $447.80000         $23.74500     $751.09500           --    $1,222.64000                --
    2005                172.40170          11.08530       647.7330           --       831.22000                --
    2004                103.27300          71.04640      200.52090           --       374.87000                --
    2003                       --                --      227.06000           --       227.06000                --

--------------------------
(a) On June 19, 2000, the Company also distributed Rights equivalent to $1.46 per share based upon full subscription of all issued shares.
(b) Taxable as ordinary income.
(c) On August 11, 1995, the Company also distributed Rights equivalent to $0.46 per share based upon full subscription of all issued shares.
(d) Decrease in cost basis.
(e) Total amounts may differ due to rounding.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLANS

ENROLLMENT IN THE PLAN

     It is the policy of The Gabelli Global Multimedia Trust Inc. (the "Fund") to automatically reinvest dividends payable to common shareholders. As a "registered" shareholder you automatically become a participant in the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Fund to issue shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. ("Computershare") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                                c/o Computershare
                                 P.O. Box 43010
                            Providence, RI 02940-3010

     Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

     The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund's common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund's common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE or elsewhere, for the participants' accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

VOLUNTARY CASH PURCHASE PLAN

     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund's common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

     SHAREHOLDERS WISHING TO LIQUIDATE SHARES HELD AT COMPUTERSHARE must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

     The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days' written notice to participants in the Plan.

--------------------------------------------------------------------------------
  The Annual Meeting of The Gabelli Global Multimedia Trust's shareholders will be held at 10:00 A.M. on Monday, May 14, 2007 at the Greenwich Library in Greenwich, Connecticut.
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
                                     FLAGS

                             DIRECTORS AND OFFICERS
                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

DIRECTORS                                                  OFFICERS

Mario J. Gabelli, CFA                                      Bruce N. Alpert
   CHAIRMAN & CHIEF EXECUTIVE OFFICER,                        PRESIDENT
   GAMCO INVESTORS, INC.
                                                           Peter D. Goldstein
Dr. Thomas E. Bratter                                         CHIEF COMPLIANCE OFFICER
   PRESIDENT, JOHN DEWEY ACADEMY
                                                           Laurissa M. Martire
Anthony J. Colavita                                           VICE PRESIDENT
   ATTORNEY-AT-LAW,
   ANTHONY J. COLAVITA, P.C.                               James E. McKee
                                                              SECRETARY
James P. Conn
   FORMER CHIEF INVESTMENT OFFICER,                        Agnes Mullady
   FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.                 TREASURER

Frank J. Fahrenkopf, Jr.                                   LoAn P. Nguyen
   PRESIDENT & CHIEF EXECUTIVE OFFICER,                       VICE PRESIDENT & OMBUDSMAN
   AMERICAN GAMING ASSOCIATION
                                                           INVESTMENT ADVISER
Anthony R. Pustorino                                       Gabelli Funds, LLC
   CERTIFIED PUBLIC ACCOUNTANT,                            One Corporate Center
   PROFESSOR EMERITUS, PACE UNIVERSITY                     Rye, New York  10580-1422

Werner J. Roeder, MD                                       CUSTODIAN
   MEDICAL DIRECTOR,                                       State Street Bank and Trust Company
   LAWRENCE HOSPITAL
                                                           COUNSEL
Salvatore J. Zizza                                         Willkie Farr & Gallagher LLP
   CHAIRMAN,
   HALLMARK ELECTRICAL SUPPLIES CORP.                      TRANSFER AGENT AND REGISTRAR
                                                           Computershare Trust Company, N.A.

                                                           STOCK EXCHANGE LISTING
                                                                                                             6.00%
                                                                                             Common         Preferred
                                                                                             ------         ---------
                                                           NYSE-Symbol:                        GGT           GGT PrB
                                                           Shares Outstanding:             14,018,353        993,100

                                                           The Net Asset Value per share appears in the
                                                           Publicly Traded Funds column, under
                                                           the heading "Specialized Equity Funds," in
                                                           Monday's The Wall Street Journal. It
                                                           is also listed in Barron's Mutual Funds/Closed
                                                           End Funds section under the
                                                           heading "Specialized Equity Funds".

                                                           The Net Asset Value per share may be obtained
                                                           each day by calling (914) 921-5070.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund's shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its Series B Cumulative Preferred Stock in the open market when the shares are trading at a discount to the Liquidation Value of $25.00.
--------------------------------------------------------------------------------

                    THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
                    ONE CORPORATE CENTER, RYE, NY 10580-1422

                        PHONE: 800-GABELLI (800-422-3554)
                  FAX: 914-921-5118     INTERNET: WWW.GABELLI.COM
                         E-MAIL: CLOSEDEND@GABELLI.COM



                                                                     GGT Q4/2006

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Directors has determined that Anthony R. Pustorino is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $46,001 for 2005 and $46,500 for 2006.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $8,600 for 2005 and $8,600 for 2006. Audit-related fees represent services provided in the preparation of Preferred Shares Reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,880 for 2005 and $3,100 for 2006. Tax fees represent tax compliance services provided in connection with the review of the Registrant's tax returns.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2006.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

          Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and
          (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC ("Gabelli") that provides services to the registrant (a "Covered Services Provider") if the independent registered public accounting firm's engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to the other persons (other than Gabelli or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.


   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b)  100%

                           (c)  100%

                           (d)  Not applicable

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2005 and $0 for 2006.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following members: Anthony R. Pustorino, Werner J. Roeder and Salvatore J. Zizza.


ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                   THE VOTING OF PROXIES ON BEHALF OF CLIENTS

         Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

         These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the "Advisers") to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client's proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.       PROXY VOTING COMMITTEE

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

         Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

         In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service ("ISS"), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is
(1) consistent with the recommendations of the issuer's Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer's Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

         All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting
Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

         A.    CONFLICTS OF INTEREST.

               THE ADVISERS HAVE IMPLEMENTED THESE PROXY VOTING PROCEDURES IN ORDER TO PREVENT CONFLICTS OF INTEREST FROM INFLUENCING THEIR PROXY VOTING DECISIONS. BY FOLLOWING THE PROXY GUIDELINES, AS WELL AS THE RECOMMENDATIONS OF ISS, OTHER THIRD-PARTY SERVICES AND THE ANALYSTS OF GABELLI & COMPANY, THE ADVISERS ARE ABLE TO AVOID, WHEREVER POSSIBLE, THE INFLUENCE OF POTENTIAL CONFLICTS OF INTEREST. NEVERTHELESS, CIRCUMSTANCES MAY ARISE IN WHICH ONE OR MORE OF THE ADVISERS ARE FACED WITH A CONFLICT OF INTEREST OR THE APPEARANCE OF A CONFLICT OF INTEREST IN CONNECTION WITH ITS VOTE. IN GENERAL, A CONFLICT OF INTEREST MAY ARISE WHEN AN ADVISER KNOWINGLY DOES BUSINESS WITH AN ISSUER, AND MAY APPEAR TO HAVE A MATERIAL CONFLICT BETWEEN ITS OWN INTERESTS AND THE INTERESTS OF THE SHAREHOLDERS OF AN INVESTMENT COMPANY MANAGED BY ONE OF THE ADVISERS REGARDING HOW THE PROXY IS TO BE VOTED. A CONFLICT ALSO MAY EXIST WHEN AN ADVISER HAS ACTUAL KNOWLEDGE OF A MATERIAL BUSINESS ARRANGEMENT BETWEEN AN ISSUER AND AN AFFILIATE OF THE ADVISER.

               IN PRACTICAL TERMS, A CONFLICT OF INTEREST MAY ARISE, FOR EXAMPLE, WHEN A PROXY IS VOTED FOR A COMPANY THAT IS A CLIENT OF ONE OF THE ADVISERS, SUCH AS GAMCO ASSET MANAGEMENT INC. A CONFLICT ALSO MAY ARISE WHEN A CLIENT OF ONE OF THE ADVISERS HAS MADE A SHAREHOLDER PROPOSAL IN A PROXY TO BE VOTED UPON BY ONE OR MORE OF THE ADVISERS. THE DIRECTOR OF PROXY VOTING SERVICES, TOGETHER WITH THE LEGAL DEPARTMENT, WILL SCRUTINIZE ALL PROXIES FOR THESE OR OTHER SITUATIONS THAT MAY GIVE RISE TO A CONFLICT OF INTEREST WITH RESPECT TO THE VOTING OF PROXIES.

         A.    OPERATION OF PROXY VOTING COMMITTEE.

               For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. IF THE DIRECTOR OF PROXY VOTING SERVICES or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

         Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

         Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

         If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.      SOCIAL ISSUES AND OTHER CLIENT GUIDELINES

         If a client has provided special instructions relating to the voting of proxies, they should be noted in the client's account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers' policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.     CLIENT RETENTION OF VOTING RIGHTS

         If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

         - Operations
         - Legal Department
         - Proxy Department
         - Investment professional assigned to the account

         In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.      VOTING RECORDS

         The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers' staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

         If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

         A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

                  [Adviser name]
                  Attn: Proxy Voting Department
                  One Corporate Center
                  Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.       VOTING PROCEDURES

1. Custodian banks, outside brokerage firms and Wexford Clearing Services Corporation are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

o Shareholder Vote Authorization Forms (VAFs) - Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

o    Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

 3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:
         Security Name and Cusip Number
         Date and Type of Meeting (Annual, Special, Contest)
         Client Name
         Adviser or Fund Account Number
         Directors' Recommendation
         How GAMCO voted for the client on each issue
         The rationale for the vote when it appropriate

Records  prior to the  institution  of the PROXY EDGE system  include:
         Security name
         Type of Meeting (Annual, Special, Contest)
         Date of Meeting
         Name of Custodian
         Name of Client
         Custodian Account Number
         Adviser or Fund Account Number
         Directors' recommendation
         How the Adviser voted for the client on each issue
         Date the proxy statement was received and by whom Name of person posting the vote
         Date and method by which the vote was cast

o From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6. Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

o VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

o When a solicitor has been retained, the solicitor is called. At the solicitor's direction, the proxy is faxed.

8. In the case of a proxy contest, records are maintained for each opposing entity.

9. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a "legal proxy" is obtained in the following manner:

o    Banks and brokerage firms using the services at ADP:

     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

o    Banks and brokerage firms issuing proxies directly:

     The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

"REPRESENTATIVE OF [ADVISER NAME] WITH FULL POWER OF SUBSTITUTION."

b) The legal proxies are given to the person attending the meeting along with the following supplemental material:

o    A  limited   Power  of  Attorney   appointing   the   attendee  an  Adviser
     representative.
o A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must "qualify" the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
o    A sample ERISA and Individual contract.
o    A sample of the annual authorization to vote proxies form.
o    A copy of our most recent Schedule 13D filing (if applicable).

                                   APPENDIX A
                                PROXY GUIDELINES







PROXY VOTING GUIDELINES




GENERAL POLICY STATEMENT

It is the policy of GAMCO INVESTORS, INC. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither FOR nor AGAINST management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

o    Historical responsiveness to shareholders
          This may include such areas as:
          -Paying  greenmail
          -Failure to adopt shareholder resolutions receiving a majority of shareholder votes
o    Qualifications
o    Nominating committee in place
o    Number of outside directors on the board
o    Attendance at meetings
o    Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors' recommendation for audit.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board's historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

o    Future use of additional shares
          -Stock split
          -Stock option or other executive compensation plan
          -Finance growth of company/strengthen balance sheet
          -Aid in restructuring
          -Improve credit rating
          -Implement a poison pill or other takeover defense
o Amount of stock currently authorized but not yet issued or reserved for stock option plans
o    Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder's identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC's rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents' written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by-case basis.

NOTE: CONGRESS HAS IMPOSED A TAX ON ANY PARACHUTE THAT IS MORE THAN THREE TIMES THE EXECUTIVE'S AVERAGE ANNUAL COMPENSATION.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS' RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger's effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client's direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state's takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company's stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

o    State of Incorporation

o    Management history of responsiveness to shareholders
o    Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

o    Dilution of voting power or earnings per share by more than 10%
o    Kind of stock to be awarded, to whom, when and how much
o    Method of payment
o Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company's charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals' approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGERS
------------------

Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Global Multimedia Trust Inc., (the Trust). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.

Lawrence J. Haverty, Jr., CFA, is associate portfolio manager of the Gabelli Global Multimedia Trust. (2005 - present). Prior to 2005 Mr. Haverty was a managing director for consumer discretionary research at State Street Research, the Boston-based subsidiary of Metropolitan Life Insurance Company.

MANAGEMENT OF OTHER ACCOUNTS
----------------------------

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.


       ---------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                                                                                               Total Assets
                                                                                            No. of Accounts     in Accounts
                                                             Total                          where Advisory    where Advisory
          Name of Portfolio         Type of              No. of Accounts      Total         Fee is Based on    Fee is Based
              Manager               Accounts                 Managed          Assets          Performance     on Performance
              -------               ---------                -------          -------         -----------     --------------
       ---------------------------- ------------------- ------------------- -------------- ----------------- ----------------
       1. Mario J. Gabelli          Registered                  21             $13.8B             5               $5.2B
                                    Investment
                                    Companies:
       ---------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                    Other Pooled                17             $714.9M            16             $624.3M
                                    Investment
                                    Vehicles:
       ---------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                    Other Accounts:            1818            $11.0B             6               $1.5B
       ---------------------------- ------------------- ------------------- -------------- ----------------- ----------------
       2. Lawrence J. Haverty, Jr.  Registered                  0                $0               0                $0
                                    Investment
                                    Companies:
       ---------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                    Other Pooled                0                $0               0                $0
                                    Investment
                                    Vehicles:
       ---------------------------- ------------------- ------------------- -------------- ----------------- ----------------
                                    Other Accounts:             0                $0               0                $0
       ---------------------------- ------------------- ------------------- -------------- ----------------- ----------------

POTENTIAL CONFLICTS OF INTEREST
-------------------------------

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. Because the portfolio managers manage many accounts, they may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if they were to devote all of their attention to the management of only a few accounts.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If the portfolio managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other portfolio managers of the Adviser, and their affiliates.

PURSUIT OF DIFFERING STRATEGIES. At times, the portfolio managers may determine that an investment opportunity may be appropriate for only some of the accounts for which they exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio managers may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more of their accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that they manage. If the structure of the Adviser's management fee or the portfolio manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the portfolio managers may be motivated to favor certain accounts over others. The portfolio managers also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or its affiliates have investment interests. In Mr. Gabelli's case, the Adviser's compensation and expenses for the Fund are marginally greater as a percentage of assets than for certain other accounts and are less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with on-performance based accounts. In addition, he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.


COMPENSATION STRUCTURE FOR MARIO J. GABELLI
-------------------------------------------

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to this Trust. Five closed-end registered investment companies (including this Trust) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION  STRUCTURE FOR  PORTFOLIO  MANAGERS OF THE ADVISER OTHER THAN MARIO
--------------------------------------------------------------------------------

GABELLI
-------
The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the respective Portfolio Manager's compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND
-------------------------------

Mario Gabelli and Lawrence J. Haverty, Jr. owned over $1,000,000 and $100,001 to $500,000, respectively, of shares of the Trust as of December 31, 2006.

(B)  Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

=============================================================================================================================
                                                                    (C) TOTAL NUMBER OF         (D) MAXIMUM NUMBER (OR
                                                                      SHARES (OR UNITS)       APPROXIMATE DOLLAR VALUE) OF
                (A) TOTAL NUMBER OF                                  PURCHASED AS PART OF    SHARES (OR UNITS) THAT MAY YET
                 SHARES (OR UNITS)      (B) AVERAGE PRICE PAID     PUBLICLY ANNOUNCED PLANS   BE PURCHASED UNDER THE PLANS
 PERIOD              PURCHASED            PER SHARE (OR UNIT)            OR PROGRAMS                   OR PROGRAMS
=============================================================================================================================
Month #1     Common - N/A              Common - N/A               Common - N/A               Common - 14,018,353
07/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
07/31/06
=============================================================================================================================
Month #2     Common - N/A              Common - N/A               Common - N/A               Common - 14,018,353
08/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
08/31/06
=============================================================================================================================
Month #3     Common - N/A              Common - N/A               Common - N/A               Common - 14,018,353
09/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
09/30/06
=============================================================================================================================
Month #4     Common - N/A              Common - N/A               Common - N/A               Common - 14,018,353
10/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
10/31/06
=============================================================================================================================
Month #5     Common - N/A              Common - N/A               Common - N/A               Common - 14,018,353
11/01/06
through      Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
11/30/06
=============================================================================================================================
Month #6     Common - N/A              Common - N/A               Common - N/A               Common - 14,018,353
12/01/06     Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A   Preferred Series B - 993,100
through
12/31/06
=============================================================================================================================
Total        Common - N/A              Common - N/A               Common - N/A               N/A

             Preferred Series B - N/A  Preferred Series B - N/A   Preferred Series B - N/A
=============================================================================================================================

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a. The date each plan or program was announced - The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund's quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b. The dollar amount (or share or unit amount) approved - Any or all common shares outstanding may be repurchased when the Fund's common shares are trading at a discount of 10% or more from the net asset value of the shares.
     Any or all preferred shares outstanding may be repurchased when the Fund's preferred shares are trading at a discount to the liquidation value of $25.00.
c. The expiration date (if any) of each plan or program - The Fund's repurchase plans are ongoing.
d. Each plan or program that has expired during the period covered by the table - The Fund's repurchase plans are ongoing.
e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. - The Fund's repurchase plans are ongoing.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant  to Rule  30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant to Rule  30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               The Gabelli Global Multimedia Trust Inc.
            --------------------------------------------------------------------
By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date              03/01/2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Bruce N. Alpert
                         -------------------------------------------------------
                           Bruce N. Alpert, Principal Executive Officer


Date              03/01/2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ Agnes Mullady
                         -------------------------------------------------------
                           Agnes Mullady, Principal Financial Officer and Treasurer


Date              03/01/2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.